UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2014

Industrial Income Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54372	27-0477259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 11, 2014, the Conflicts Resolution Committee of Industrial Income Trust Inc. (the “Company”), which consists of two of the Company’s independent directors, approved and adopted amended conflicts of interest resolution procedures which modified the procedures for the allocation of investment opportunities among affiliates and related entities (the “Allocation Policy”). In connection with the amendment of the Allocation Policy, the Company is filing this Current Report on Form 8-K to update and replace the risk factor captioned, “Risks Related to the Advisor and its Affiliates—We will compete with entities sponsored or advised by affiliates of our Sponsor for opportunities to acquire or sell investments, and for customers, which may have an adverse impact on our operations” included in Part II, Item 1.A. of the Quarterly Report on Form 10-Q the Company filed on November 11, 2014 with the following:

RISKS RELATED TO THE ADVISOR AND ITS AFFILIATES

We will compete with entities sponsored or advised by affiliates of our Sponsor for opportunities to acquire or sell investments, and for customers, which may have an adverse impact on our operations.

We will compete with entities sponsored or advised by affiliates of Industrial Income Advisors Group LLC (the “Sponsor”), whether existing or created in the future, for opportunities to acquire, finance or sell certain types of properties. We may also buy, finance or sell properties at the same time as entities sponsored or advised by affiliates of our Sponsor are buying, financing or selling properties. In this regard, there is a risk that Industrial Income Advisors LLC (the “Advisor”) will purchase a property that provides lower returns to us than a property purchased by entities sponsored or advised by affiliates of our Sponsor. Certain entities sponsored or advised by affiliates of our Sponsor own and/or manage properties in geographical areas in which we expect to own properties. Therefore, our properties may compete for customers with other properties owned and/or managed by entities sponsored or advised by affiliates of our Sponsor. The Advisor may face conflicts of interest when evaluating customer leasing opportunities for our properties and other properties owned and/or managed by entities sponsored or advised by affiliates of our Sponsor and these conflicts of interest may have a negative impact on our ability to attract and retain customers.

The Sponsor and the Advisor have agreed, subject to changes approved by the Conflicts Resolution Committee, that if an investment is equally suitable for Industrial Property Trust Inc. (“IPT”) and us, until such time as all of the proceeds from IPT’s public offerings have been fully invested and except as noted below, IPT will have priority over us with respect to: (i) industrial properties (including all new stabilized, value add, and forward commitment opportunities, collectively “Core Industrial Investment Opportunities”) located in the U.S. or Mexico; (ii) debt investments related to industrial properties located in the U.S. or Mexico; and (iii) development of industrial properties (including all new speculative and build-to-suit opportunities, collectively, “Industrial Development Opportunities”) located in the U.S. or Mexico. When, from time to time, we have additional capital to deploy (either through the sale of assets or otherwise) into Core Industrial Investment Opportunities or Industrial Development Opportunities, our CEO and regional Managing Directors (who currently serve in similar positions at IPT) will determine in their sole discretion for which program the investment is most suitable by utilizing the following allocation factors:

•	Overall investment objectives, strategy and criteria, including product type and style of investing (for example, core, core plus, value add and opportunistic);

•	The general real property sector or debt investment allocation targets of each program and any targeted geographic concentration;

•	The cash requirements of each program;

•	The strategic proximity of the investment opportunity to other assets;

•	The effect of the acquisition on diversification of investments, including by type of property, geographic area, customers, size and risk;

•	The policy of each program relating to leverage of investments;

•	The effect of the acquisition on loan maturity profile;

•	The effect on lease expiration profile;

•	Customer concentration;

•	The effect of the acquisition on ability to comply with any restrictions on investments and indebtedness contained in applicable governing documents, SEC filings, contracts or applicable law or regulation;

•	The effect of the acquisition on the applicable entity’s intention not to be subject to regulation under the Investment Company Act;

•	Legal considerations, such as ERISA and FIRPTA, that may be applicable to specific investment platforms;

•	The financial attributes of the investment;

•	Availability of financing;

•	Cost of capital;

•	Ability to service any debt associated with the investment;

•	Risk return profiles;

•	Targeted distribution rates;

•	Anticipated future pipeline of suitable investments;

•	Expected holding period of the investment and the applicable entity’s remaining term;

•	Whether the applicable entity still is in its fundraising and acquisition stage, or has substantially invested the proceeds from its fundraising stage;

•	Whether the applicable entity was formed for the purpose of making a particular type of investment;

•	Affiliate and/or related party considerations;

•	The anticipated cash flow of the applicable entity and the asset;

•	Tax effects of the acquisition, including on REIT or partnership qualifications;

•	The size of the investment; and

•	The amount of funds available to each program and the length of time such funds have been available for investment.

Any such determinations will be reported, at least quarterly, to our Conflicts Resolution Committee in order to evaluate whether we are receiving our fair share of opportunities.

In addition, Dividend Capital Diversified Property Fund Inc. (“DPF”) has priority over us and IPT (collectively, “IPT/IIT”) for all other non-industrial real estate or non-industrial debt investment opportunities until such time as it is no longer engaged in a public offering and all of the proceeds from its public offerings have been fully invested. Further, in recognition of the fact that DPF also desires to acquire industrial properties and industrial debt investments and has a separate day-to-day asset acquisition team, the Sponsor and the Advisor have agreed, subject to changes approved or required by our Conflicts Resolution Committee, that (1) if an industrial property or industrial debt opportunity is a widely-marketed, brokered transaction, DPF, on the one hand, and IPT/IIT, on the other hand, may simultaneously and independently pursue such transaction, and (2) if an industrial property or industrial debt opportunity is not a widely-marketed, brokered transaction, then, as between DPF, on the one hand, and IPT/IIT, on the other hand, the management team and employees of each company generally are free to pursue any such industrial property or industrial debt opportunity at any time, subject to certain allocations if non-widely-marketed transactions are first sourced by certain shared employees, managers or directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL INCOME TRUST INC.

December 17, 2014	By:	/s/ THOMAS G. MCGONAGLE
Name: Thomas G. McGonagle
Title: Chief Financial Officer

4